UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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REVLON, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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REVLON, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 6/4/09

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote at the company’s annual stockholders’ meeting are now available.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
The proxy materials are available at: www.proxyvote.com
•	Notice and Proxy Statement

•	Annual Report

•	Electronic Proxy or Voting Instruction Form
— Before You Vote —
How to Access the Proxy Materials
PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 5/21/09.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have available the 12 Digit Control Number (located on the following page) and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	6/4/09
Meeting Time:	10:00 A.M., Eastern Time
For holders as of:	4/9/09

Meeting Location:

Revlon, Inc.
Corporate Headquarters
237 Park Avenue, 13TH Floor
New York, NY 10017

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to present a valid proxy or request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date, or June 1, 2009 if you are voting shares held in the Company’s 401(k) plan. Have your notice in hand when you access the web site as you will need the Control Number and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINATED DIRECTORS AND “FOR” PROPOSAL 2.
1.	ELECTION OF DIRECTORS OF REVLON, INC.

01)	Ronald O. Perelman	07)	David L. Kennedy
02)	Alan S. Bernikow	08)	Debra L. Lee
03)	Paul J. Bohan	09)	Tamara Mellon
04)	Alan T. Ennis	10)	Barry F. Schwartz
05)	Meyer Feldberg	11)	Kathi P. Seifert
06)	Ann D. Jordan	12)	Kenneth L. Wolfe

2.	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2009.

3.	Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.